EXHIBIT 10.1

                              AMENDED AND RESTATED
                          WHITMAN EDUCATION GROUP, INC.
                             1996 STOCK OPTION PLAN


     1. PURPOSES.

     The purposes of this 1996 Stock Option Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries as well as other individuals who perform services for the Company or its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Non-Qualified Stock Options, at the discretion of the Committee and as reflected in the terms of the written option agreement.

     2. DEFINITIONS.

     As used herein, the following definitions shall apply:

     "Board of Directors" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Common Stock" shall mean the common stock, no par value per share, of the Company.

     "Company" shall mean Whitman Education Group, Inc., a Florida corporation.

     "Committee" shall mean the committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan.

     "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Service as an Employee shall not be considered interrupted for purposes of the Plan, in the case of sick leave, military leave, or any other bona fide leave of absence approved by the Committee.

     "Disabled" or "Disability" shall mean a physical or mental disability as defined in Section 22(e)(3) of the Code.

     "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary. The payment of a director's fee by the Company shall not be sufficient to constitute the recipient an "employee" of the Company.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Incentive Stock Option" shall mean a stock option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

     "Non-Qualified Stock Option" shall mean a stock option not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

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     "Option" shall mean a stock option granted pursuant to the Plan.

     "Optioned Stock" shall mean the Common Stock subject to an Option.

     "Optionee" shall mean the recipient of an Option.

     "Parent" shall mean a "parent corporation" of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

     "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule.

     "Share" shall mean a share of Common Stock,  as adjusted in accordance with
Section 13 ----- of the Plan.

     "Subsidiary" shall mean a "subsidiary corporation" of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK.

     Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan is 2,500,000. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

     4. ADMINISTRATION.

     (a) COMMITTEE. The Plan at all times shall be administered by a Committee appointed by the Company's Board of Directors consisting of not less than two members of the Board of Directors.

     (b) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Non-Qualified Stock Options; (ii) to determine the fair market value of the Common Stock; (iii) to determine the exercise price per Share of Options to be granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to determine the vesting schedule of Options to be granted; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted under the Plan (which need not be identical); (viii) to accelerate the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (x) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to specific members of management or to a committee of management personnel the authority to determine: (a) the persons to whom, and the time and times at which, Options shall be granted and the number of Shares to be

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represented by each Option; (b) the vesting schedule of Options; (c) the term of
Options, and (d) other terms and conditions of any Options; provided that the Committee shall not have the authority to delegate such matters with respect to awards to be granted to any person subject to Section 16 of the Exchange Act or any "covered employee" under Section 162(m) of the Code; and (xi) to interpret the Plan and make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may require the voluntary surrender of all or any portion of any Option granted under the Plan as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option shall be exercisable at the price, during the period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Options surrendered shall be unexercisable and the Shares previously subject to such Options shall be available for the grant of other Options.

     (c) EFFECT OF THE COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees.

     5. ELIGIBILITY.

     INCENTIVE STOCK OPTIONS MAY BE GRANTED ONLY TO EMPLOYEES. Non-Qualified Stock Options may be granted to Employees, non-Employee directors (in accordance with the provisions of Section 8 of the Plan or otherwise in the discretion of the Committee), independent contractors and agents. Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. Subject to the provisions of Section 15 of the Plan, the maximum number of Shares with respect to which Options may be granted under the Plan to any Employee in any calendar year is 1% of the authorized and outstanding Shares of Common Stock on the date of adoption of the Plan.

     6. DOLLAR LIMITATION.

     Except as otherwise provided under the Code, to the extent that the aggregate fair market value of stock for which Incentive Stock Options (under all stock option plans of the Company and of any Parent or Subsidiary) are exercisable for the first time by an Employee during any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this limitation, (a) the fair market value of stock is determined as of the time the Option is granted; and (b) the limitation is applied by taking into account Options in the order in which they were granted.

     7. RIGHTS OF OPTIONEES.

     The Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment at any time.

     8. AUTOMATIC GRANT OF OPTION TO NON-EMPLOYEE DIRECTORS.

     Subject to Section 3 of the Plan, each person who is a non-Employee director of the Company on the first business day following any annual meeting of shareholders of the Company and who is not a common law employee of
the Company   or   of   any   Subsidiary   shall   automatically   receive   on

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such date an Option to acquire 7,500 Shares and the person who is serving as the
Chairman of the Board of Directors on such day following any annual meeting and who is not a common law employee of the Company or any Subsidiary shall automatically be granted options to acquire 37,500 Shares, as adjusted in accordance with Section 15 of the Plan. The exercise price for the Shares to be issued pursuant to Options granted under this Section 8 shall be as set forth in
Section 11(a)(ii) of the Plan. The Options granted pursuant to this Section 8 shall have a term of ten years from the date of grant. Non-Employee directors shall have the right, if they so wish, to decline receipt of any Options to be granted under this Section 8.

     9. TERM OF PLAN.

     The Plan shall become effective upon its adoption by the Board of Directors of the Company; provided that, if the Plan is not approved by the shareholders of the Company in accordance with Section 20 of the Plan within 12 months after the date of adoption by the Board of Directors, the Plan and any Options granted thereunder shall terminate and become null and void. The Plan shall continue in effect until July 25, 2006 unless sooner terminated in accordance with Section 17 of the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to such date will remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan.

     10. TERM OF OPTION.

     The term of each Option shall be ten years from the date of grant thereof or, except for Options granted pursuant to Section 8 of the Plan, such shorter term as may be determined by the Committee. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant thereof or such shorter time as may be determined by the Committee.

     11. EXERCISE PRICE AND CONSIDERATION.

     (a) The per Share exercise price of the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

     (i) In the case of an Incentive Stock Option: (A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant; and (B) granted to any other Employee, the per share exercise price shall be no less than the fair market value per Share on the date of grant.

     (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be no less than the fair market value per Share on the date of grant and, with respect to Options granted to non-Employee directors as provided in Section 8 of the Plan, shall be equal to the fair market value per Share on the date of the grant.

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     (b)  Notwithstanding  Section  11(a) of the Plan,  in the event the Company substitutes an Option for a stock option issued by another corporation in connection with a corporate transaction, such as a merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the
Code) or partial or complete liquidation involving the Company and such other corporation, the exercise price of such substituted Option shall be as determined by the Committee in its discretion (subject to the provisions of Section 424(a) of the Code in the case of a stock option that was intended to qualify as an "incentive stock option") to preserve, on a per share basis immediately after such corporate transaction, the same ratio of fair market value per option share to exercise price per share which existed immediately prior to such corporate transaction under the option issued by such other corporation.

     (c) The fair market value per Share shall be determined by the Committee in its discretion; provided, however, that if the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

     (d) The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist of cash or check in an amount equal to the aggregate exercise price of the Shares as to which said Option shall be exercised or such other consideration as the Committee shall determine. Payment may also be made, in the discretion of the Committee, by delivery (including by facsimile) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer designated by the Company to sell (or margin) a sufficient portion of the Shares and deliver the sale (or margin loan) proceeds directly to the Company to pay for the exercise price; provided that Optionees subject to Section 16 of the Exchange Act shall not be entitled to make payment by such method until either the holders of a majority of the outstanding shares of the Company entitled to vote have approved an amendment to the Plan permitting payment by such method or counsel to the Company has advised the Committee that such approval is not required by Rule 16b-3. For purposes of this Section 11(d), the exercise date of such Option shall be the date on which such documents have been delivered to the Company or its designated agent.

     12. EXERCISE OF OPTION.

     (a) Procedure for Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 11(d) of the Plan.

     (b) Rights as a Shareholder. Until the issuance, which in no event (except as provided in Section 18 of the Plan) will be delayed more than 30 days from the date of the exercise of the Option, of the stock certificate evidencing such


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Shares  (as  evidenced  by the  appropriate  entry  on  the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     13. TERMINATION OF EMPLOYMENT.

     (a) TERMINATION OF STATUS AS AN EMPLOYEE. If an Employee ceases to be in Continuous Status as an Employee, other than (i) by reason of retirement or (ii) as a result of a termination by the Company for deliberate, willful or gross misconduct, any Option held by such Employee shall be exercisable within twelve
(12) months after the date he ceases to be in Continuous Status as an Employee (or such shorter or longer time as may be determined by the Committee) to the extent the Employee was entitled to exercise such Option as of the date of such Employee's termination of employment.

     (b) RETIREMENT OF OPTIONEE. If any Employee ceases to be in Continuous Status as an Employee by reason of such Employee's retirement, any Option held by such Employee shall be exercisable within 36 months after the date such Employee ceases to be in Continuous Status as an Employee to the extent that the Employee was entitled to exercise such Option as of the date of such Employee's retirement. For purposes of the Plan, "retirement" means termination of services as an Employee at or after age 65 other than as a result of deliberate, willful or gross misconduct.

     (c) DEATH OR DISABILITY OF OPTIONEE. Subject to the provisions of the Plan, any Option held by an Optionee at the time of the Optionee's death may be exercised subsequently by either the legal representative of the Optionee's estate or by the person or persons who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise such Option as of the date of the Optionee's death. In the event of the death or disability of an Optionee during the time period specified in Section 13(a) or 13(b), as applicable, the Option may be exercised, at any time within three months following the date of his death or disability, by the Optionee, or, in the case of death, by either the legal representative of the Optionee's estate or by a person or persons who acquired the right to exercise the option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise such Option as of the date of the Optionee's death or disability.

     (d) TERMINATION FOR MISCONDUCT. If any Employee ceases to be in Continuous Status as an Employee as a result of a termination by the Company for deliberate, willful or gross misconduct, any Option held by such Employee shall terminate immediately and automatically on the date of such Employee's termination as an Employee unless otherwise determined by the Committee.

     (e)  EXPIRATION  OF  OPTIONS.  None of the events  described  above in this
Section 13 shall extend the period of exercisability of the Option beyond the expiration date thereof. To the extent that an Optionee was not entitled to exercise an Option on the date said Optionee ceased to be in Continuous Status as an Employee or the date of the Optionee's death or disability, or if the Optionee does not exercise such Option (which they were entitled to exercise) within the time period specified in this Section 13, the Option shall terminate


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and  become  null  and  void.  Notwithstanding  the provisions of Section 13(a),
13(b) or 13(d) of the Plan, no Options shall be exercisable after an Optionee ceases to be in Continuous Status as an Employee in the event the Optionee shall have during the time period in which his Options are exercisable, engaged in deliberate action which, as determined by the Committee, causes substantial harm to the interests of the Company or constitutes a breach of any obligation of the Optionee to the Company. In such event, the Optionee shall forfeit all rights to any unexercised Option as of the date of such deliberate action.

     14. NON-TRANSFERABILITY OF OPTIONS.

     During an Optionee's lifetime, an Option may be exercisable only by the Optionee and an Option granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be sold, pledged, assigned, hypothecated, transferred; or otherwise disposed of in any manner (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution or, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     15.  ADJUSTMENTS  UPON  CHANGES  IN  CAPITALIZATION;
          CHANGE  IN  CONTROL; DISSOLUTION.

     (a) Subject to any required action by the shareholders of the Company, each of (i) the number of shares of Common Stock covered by each outstanding Option,
(ii) the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, (iii) the price per share of Common Stock covered by each such outstanding Option, (iv) the number of shares of Common Stock to be granted to non-Employee directors pursuant to Section 8 of the Plan, and (v) the maximum number of Shares with respect to which Options may be granted to any Employee, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that (a) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (b) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code; and provided further, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) If: (1) any person (as defined for purposes of Section 13(d) and 14(d) of the Exchange Act, but excluding the Company and any of its wholly-owned subsidiaries) acquires direct or indirect ownership of 50% or more of the combined voting power of the then outstanding securities of the Company as a result of a tender or exchange offer, open market purchases, privately


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negotiated  purchases  or  otherwise;  or  (2)  the  shareholders of the Company approve (i) any consolidation or merger of the Company in which the Company is not the surviving corporation (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of the surviving corporation immediately after the merger), or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to an entity which is not a wholly-owned subsidiary of the Company, then the exercisability of each Option outstanding under the Plan shall be automatically accelerated so that each such Option shall, immediately prior to the specified effective date of any of the foregoing transactions, become fully exercisable with respect to the total number of Shares subject to such Option and may be exercisable for all or any portion of such Shares. Upon the consummation of any of such transaction, all outstanding Options under the Plan shall, to the extent not previously exercised, either be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof.

     (c) In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

     16. TIME FOR GRANTING OPTIONS.

     The date of grant of an Option shall be the date on which the Committee makes the determination granting such Option or such later date as the Committee may specify. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     17. AMENDMENT AND TERMINATION OF THE PLAN.

     (a) Committee Action; Stockholders' Approval. Subject to applicable laws and regulations, the Committee or the Board of Directors may amend or terminate the Plan from time to time in such respects as the Committee or the Board of
Directors   may  deem   advisable,   without  the  approval  of  the   Company's
shareholders.

     (b) Effect of Amendment or Termination. No amendment or termination or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend or modify the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment or modification is in the best interest of shareholders or Optionees.

     18. CONDITIONS UPON ISSUANCE OF SHARES.

     Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the advice of counsel for the Company with respect to such compliance. As a


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condition  to  the  exercise  of  an Option,  the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     19. OPTION AGREEMENTS.

     Options shall be evidenced by written option agreements in such form as the Committee shall approve. Such agreements shall contain such provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall determine.

     20. SHAREHOLDER APPROVAL.

     Continuance of the Plan shall be subject to approval by the shareholders of the Company entitled to vote thereon within twelve months after the date the Plan is adopted. The approval of such shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, and shall be obtained, at a duly held shareholders' meeting, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon.

     21. INDEMNIFICATION OF COMMITTEE MEMBERS.

     In addition to such other rights of indemnification as they may have as Directors, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the Articles of Incorporation or Bylaws of the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member did not act in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of the Company; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     22. OTHER COMPENSATION PLANS.

     The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

     23. HEADINGS.

     Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

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



     24. WITHHOLDING.

     The Company and any Subsidiary may, to the extent permitted by law, deduct from any payments or transfers of any kind due to an Optionee the amount of any federal, state, local or foreign taxes required by any governmental regulatory authority to be withheld or otherwise deducted with respect to the Options or the Optioned Stock.

     25. GOVERNING LAW.

     The Plan, the Options granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

     26. RESERVATION OF SHARES

     The Company shall, during the term of the Plan and any Option granted hereunder, reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.




















APPROVED 8/27/98 SHAREHOLDERS MEETING

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